UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 19, 2021

Ranger Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38183	81-5449572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Richmond, Suite 550 Houston, Texas 77042 (713) 935-8900 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 895-8900

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RNGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers
As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission by Ranger Energy Services, Inc. (the “Company”) on June 14, 2021, the Company’s board of directors appointed William Austin as interim Chief Executive Officer, effective as of June 12, 2021. On June 14, 2021, the Company also announced that Darron Anderson was departing the Company, effective June 11, 2021 (the “Effective Date”).
This Current Report on Form 8-K/A is being filed to disclose the material terms of Mr. Austin’s compensation arrangement and Mr. Anderson’s separation agreement with the Company. In connection with his appointment, on June 19, 2021, Mr. Austin entered into an employment agreement with the Company, effective June 12, 2021 (the “Employment Agreement”). The Employment Agreement is subject to an initial term of 90-days, where Mr. Austin is entitled to receive a monthly salary of $45,000 and is eligible for standard employee benefit plans and programs. The Employment Agreement contains certain restrictive covenants applicable to Mr. Austin, including confidentiality, non-competition and non-solicitation obligations. Such covenant obligations apply during the term of employment.
In connection with his resignation, on June 19, 2021, Mr. Anderson entered into a Separation Agreement and will receive $88,637, which will consist of a single, lump sum payment. All unvested restricted stock and performance units held by Mr. Anderson will be forfeited to the Company upon the Effective Date.
Item 9.01    Financial Statements and Exhibits
Exhibits.

Exhibit No.	Description
10.1*	Employment Agreement, dated as of July 19, 2021, by and between the Company and William Austin
_________________________

*	Compensatory plan or arrangement
THE INFORMATION FURNISHED UNDER ITEM 7.01 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ranger Energy Services, Inc.

/s/ J. Brandon Blossman	July 24, 2021
J. Brandon Blossman	Date
Chief Financial Officer
(Principal Financial Officer)